SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                      November 13, 2003 (November 12, 2003)



                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



       OKLAHOMA                       1-13726                    73-1395733
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
    of incorporation)                                       Identification No.)


 6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                73118
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     (Address of principal executive offices)                    (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on November 12, 2003 announcing the pricing of $200 million of 6.875% senior notes due 2016. The following was included in the Press Release:


OKLAHOMA CITY, OKLAHOMA, NOVEMBER 12, 2003 - Chesapeake Energy Corporation (NYSE:CHK) today announced that it has priced a private offering of $200 million of senior notes due January 15, 2016, which will carry an interest rate of 6.875%. The senior notes were priced at 98.977% of par to yield 7.0% to maturity. The senior notes being sold by Chesapeake will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The senior notes will be eligible for trading under Rule 144A.

Closing of the senior notes offering is expected to occur on November 26, 2003, and is subject to satisfaction of customary closing conditions. Chesapeake intends to use the net proceeds of the offering to finance a cash tender offer for approximately $111 million outstanding 8.5% Senior Notes due 2012 and to repay debt under its bank credit facility of its incurred primarily to finance its recent acquisition of south Texas natural gas properties from Laredo Energy, L.P. and its partners.

This announcement shall not constitute an offer to sell or a solicitation of an offer to buy. This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.


CHESAPEAKE ENERGY CORPORATION IS ONE OF THE SIX LARGEST INDEPENDENT NATURAL GAS PRODUCERS IN THE U.S. HEADQUARTERED IN OKLAHOMA CITY, THE COMPANY'S OPERATIONS ARE FOCUSED ON EXPLORATORY AND DEVELOPMENTAL DRILLING AND PRODUCING PROPERTY ACQUISITIONS IN THE MID-CONTINENT REGION OF THE UNITED STATES.

Chesapeake issued an additional Press Release on November 12, 2003 announcing the pricing of $150 million of 5% cumulative convertible preferred stock. The following was included in the Press Release:


OKLAHOMA CITY, OKLAHOMA, NOVEMBER 12, 2003 - Chesapeake Energy Corporation (NYSE:CHK) today announced that it has priced a public offering of 1.5 million shares of cumulative convertible preferred stock at its liquidation preference of $100 per share. Chesapeake also has granted the underwriters a 30-day option to purchase up to 225,000 additional shares of preferred stock.

Each share of preferred stock will be subject to an annual cumulative cash dividend of $5.00 payable quarterly when, as and if declared by the company, on the 15th day of each February, May, August, and November to holders of record as of the first day of the payment month, commencing on February 15, 2004. The preferred stock will not be redeemable.

Each preferred share will be convertible at any time at the option of the holder into 6.0962 shares of Chesapeake common stock, which is based on an initial conversion price of $16.40 per common share. The conversion price is subject to customary adjustments in certain circumstances. The preferred shares will be subject to mandatory conversion after November 18, 2006 into Chesapeake common stock, at the option of the company, if the closing price of Chesapeake's common stock exceeds 130% of the conversion price for 20 trading days during any consecutive 30 trading day period.

Closing of the preferred stock offering is expected to occur on November 18, 2003, and is subject to satisfaction of customary closing conditions. Chesapeake intends to use the net proceeds of the offering to repay debt under its bank credit facility incurred primarily to finance its recent acquisition of south Texas natural gas properties from Laredo Energy, L.P. and its partners.

Copies of the prospectus relating to the offering may be obtained from the company at 6100 North Western, Oklahoma City, Oklahoma 73118, attention Martha
A. Burger.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state. This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.

CHESAPEAKE ENERGY CORPORATION IS ONE OF THE SIX LARGEST INDEPENDENT NATURAL GAS PRODUCERS IN THE U.S. HEADQUARTERED IN OKLAHOMA CITY, THE COMPANY'S OPERATIONS ARE FOCUSED ON EXPLORATORY AND DEVELOPMENTAL DRILLING AND PRODUCING PROPERTY ACQUISITIONS IN THE MID-CONTINENT REGION OF THE UNITED STATES.


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ITEM 9.  REGULATION FD DISCLOSURE

With the filing of this report on Form 8-K, we are updating the outlook on our website at WWW.CHKENERGY.COM. We caution you that our outlook is given as of November 12, 2003 based on currently available information, and that we are not undertaking any obligation to update our estimates as conditions change or other information becomes available.

The primary changes from our October 30, 2003 guidance are explained as follows:

1) The effects of recently announced capital transactions on interest expense and share count.

2) We have also updated the projected effects in 2004 from a minor change in our hedging positions (additional swap for 20,000 mcf of gas per day for 2004).

3)   We have  included our  expectations  for future NYMEX oil and gas prices to
     illustrate   hedging   effects  only.  They  are  not  a  forecast  of  our
     expectations for 2003 or 2004 and natural gas prices.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             CHESAPEAKE ENERGY CORPORATION


                                         BY: /S/ Aubrey K. McClendon
                                             ----------------------------------
                                                 Aubrey K. McClendon
                                              Chairman of the Board and
                                               Chief Executive Officer


Dated:        November 13, 2003